POWER OF ATTORNEY FOR PETER B. MIGLIORATO

Know all by these presents, that I, Peter

B.Migliorato, do hereby appoint MELISSA

A. CENTERS, my true and lawful attorney-

in-fact to:

(1) Prepare, execute in my name and

on my behalf, and submit to the U.S.

Securities and Exchange Commission

(the "SEC") a Form ID, including

amendments thereto, and any other

documents necessary or appropriate to

obtain codes and passwords enabling me

to make electronic filings with the

SEC of reports required by Section

16(a) of the Securities Act of 1934

or any rule or regulation of the SEC;

(2) Execute for me and on my behalf,

in my capacity as an officer and/or

director of State Automobile Mutual

Insurance Company (the "Company"),

the majority owner of State Auto

Financial Corporation, Forms 3, 4,

and 5 in accordance with Section 16(a)

of the Securities Exchange Act of 1934

and the rules thereunder;

(3) Do and perform any and all acts

for me and on my behalf which may be

necessary or desirable to complete and

execute any such Form 3, 4, or 5,

complete and execute any amendment or

amendments thereto, and file such form

with the SEC and any stock exchange or

similar authority; and

(4) Take any other action of any

type whatsoever in connection with the

foregoing which, in the opinion of

such attorney-in-fact, may be of

benefit to, in the best interest of,

or legally required by, me, it being

understood that the documents executed

by such attorney-in-fact on my behalf

pursuantto this Power of Attorney shall

be in such form and shall contain such

terms and conditions as such attorney-

in-fact may approve in such attorney-

in-fact's discretion.

I hereby grant to each such attorney

-in-fact full power and authority to do

and perform any and every act and thing

whatsoever requisite, necessary, or

proper to be done in the exercise of any

of the rights and powers herein granted,

as fully to all intents and purposes as I

might or could do if personally present,

with full power of substitution or

revocation, hereby ratifying and

confirming all that such attorney-in

-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully

do or cause to be done by virtue of this

power of attorney and the rights and

powers herein granted.  I acknowledge

that the foregoing attorney-in-fact,

in serving in such capacity at my

request, is not assuming, nor is the

Company assuming, any of my r

esponsibilities to comply with Section

16 of the Securities Exchange Act

of 1934.

This Power of Attorney shall remain in

full force and effect until I am  no

longer required to file Forms 3, 4,

and 5 with respect to my holdings

of and transactions in securities

issued by the Company, unless earlier

revoked by the undersigned in a

signed writing delivered to the

foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned

has caused this Power of Attorney

to be executed as of this 11th day of

March, 2021.

Signature:  /s/ Peter B. Migliorato

Print Name: Peter B. Migliorato